Exhibit 10.4
Commitment Termination Date Extension Request

THOROUGHBRED FUNDING, INC. (the “SPV”), pursuant to Section 11.2(e) of the Amended and Restated Transfer and Administration Agreement, dated as of May 28, 2021 (as amended, modified, or supplemented from time to time, the “Agreement”), among the SPY, NORFOLK SOUTHERN RAILWAY COMPANY, individually (the “Originator”) and as initial Servicer, NORFOLK SOUTHERN CORPORATION (“NSC”), the “Conduit Investors” from time to time party thereto, the “Committed Investors” from time to time party thereto, the “Managing Agents” from time to time party thereto and SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC”), as the Administrative Agent for the Investors and as a Managing Agent, hereby requests that the Committed Investor(s) consent to an extension of the Commitment Termination Date and the amendment to the Fee Letter as set forth below on the terms and conditions set forth herein.

1. Commitment Termination Date: May 20, 2027.

2. Upfront Fee. On May 21, 2026, the SPV shall pay to (w) SMBC, as Managing Agent for the account of the Investors in the SMBC Investor Group, an upfront fee equal to $33,333.33 (representing the product of (i) 0.025% and (ii) the sum of the Commitments of the Committed Investors in the SMBC Investor Group as of the date hereof), (x) U.S. Bank National Association, as Managing Agent for the account of the Investors in the U.S Bank National Association, an upfront fee equal to $33,333.33 (representing the product of (i) 0.025% and (ii) the sum of the Commitments of the Committed Investors in the U.S Bank National Association as of the date hereof) and (y) Capital One, National Association, as Managing Agent for the account of the Investors in the Capital One Investor Group, an upfront fee equal to $33,333.33 (representing the product of (i) 0.025% and (ii) the sum of the Commitments of the Committed Investors in the Capital One Investor Group as of the date hereof).

3. Each of the SPV, the Originator and the Servicer hereby represents and warrants that:

a.This Commitment Termination Date Extension Request, the Agreement, as amended hereby, the Fee Letter, as amended hereby, and the First Tier Agreement constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

b.As of the date hereof, and upon the effectiveness of this Commitment Termination Date Extension Request and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Agreement, as applicable, are true, complete and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true, correct and complete, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).

4. The SPV hereby represents and warrants that, as of the date hereof, and upon the effectiveness of this Commitment Termination Date Extension Request, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

Except as expressly provided herein, the execution, delivery and effectiveness of this Commitment Termination Date Extension Request shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Upon the effectiveness of this Commitment Termination Date Extension Request, on and after the effective date specified in the last paragraph hereof, each reference in the Agreement and the Fee Letter to “this Agreement,” “this Fee Letter,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Agreement and Fee Letter, respectively, and its amendments, as supplemented hereby.

The Agreement and Fee Letter, each as supplemented hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

This Commitment Termination Date Extension Request shall become effective as of May 21, 2026, upon (i) the receipt by (w) SMBC, as Managing Agent for the account of the Investors in the SMBC Investor Group, (x) U.S. Bank National Association, as Managing Agent for the account of the Investors in the U.S. Bank National Association, and (y) Capital One, National Association, as Managing Agent for the account of the Investors in the Capital One Investor Group of the Upfront Fee specified above by wire transfer of immediately available funds to the account specified by such Managing Agent, and (ii) the receipt by the Administrative Agent of counterparts of this Commitment Termination Date Extension Request executed by the SPV, the Originator, the Servicer, each Committed Investor, each Managing Agent and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein have the meaning assigned to them in the Agreement.

Dated: March 5, 2026

Signature pages follow

THOROUGHBRED FUNDING, INC., as SPV

By:
Name: Michael T. Barr
Title: Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY, as Originator and as Servicer

By:
Name: Michael T. Barr
Title: Vice President and Treasurer

SMBC NIKKO SECURITIES AMERICA, INC. as Administrative
Agent and a Managing Agent

By:
Name: Brandon Grant
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION As a
Administrative Agent and a Managing Agent

By:
Name: Irlen Mak
Title: Executive Director

CAPITAL ONE, NATIONAL ASSOCIATION as a Managing
Agent and a Committed Investor

By:
Name: Julianne Low
Title: Senior Director

U.S. BANK NATIONAL ASSOCIATION, as a Managing Agent
and a Committed Investor

By:
Name: Marguerite Yang
Title: Director